UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2011

UNDER ARMOUR, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 454-6428

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 27, 2011, Under Armour, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2010. A copy of Under Armour’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Under Armour has scheduled a conference call for 8:30 a.m. ET on January 27, 2011 to discuss its financial results, and a portion of the script for that call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1: Under Armour, Inc. press release announcing financial results for the fourth quarter and year ended December 31, 2010.
Exhibit 99.2: Portion of conference call script for January 27, 2011 conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: January 27, 2011	By:	/s/ BRAD DICKERSON
Brad Dickerson
Chief Financial Officer